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                                                                    EXHIBIT 10.1

                          Stock Bonus Plan
             Dated for Reference as of January 11, 2000

1. Purpose

This plan's purpose is to keep personnel of experience and ability in the employ of Advanced Biotherapy Concepts, Inc. and its Subsidiaries and to compensate them for their contributions to the growth and profits of the Company and its Subsidiaries and thereby induce them to continue to make such contributions in the future.

2. Definitions

For purposes of this Plan, the following terms will have the definitions set forth below:

(a)  "Company." Advanced Biotherapy Concepts, Inc.

(b) "Subsidiary" or "Subsidiaries." A corporation or corporations of that the Company may in the future own, directly or indirectly, shares having a majority of the ordinary voting power for the election of directors.

(c)  "Board." A quorum of the Company's Board of Directors.

(d)  "Date of Issuance." This term shall have the meaning supplied by
     Section 6(c), below.

(e)  "Plan." The Advanced Biotherapy Concepts, Inc.  Stock Bonus
     Plan.

(f) "Bonus Share." The shares of common stock of the Company reserved pursuant to Section 3 hereof and any such shares issued to a Recipient pursuant to this Plan.

(g) "Fair Market Value." Fair market value shall be defined as the weighted average price at which the Company has been selling shares of stock out of authorized but yet unissued common stock to third parties during the six months immediately preceding the issuance of the Bonus shares.

(h) "Recipient." An employee or Board member of the Company or a Subsidiary to whom shares are allocated under this Plan, or such individual's designated beneficiary, surviving spouse, estate, or legal representative. For this purpose, however, any such beneficiary, spouse, estate, or legal representative shall be considered as one person with the employee.

(i) "Restricted Period." This phrase shall have the meaning supplied by Section 7(c), below.


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3. Bonus Share Reserve

(a) Bonus Share Reserve. The Company has established a Bonus Share reserve to which will be credited 10,000,000 shares of the common stock of the Company, par value $0.001 per share. Should the shares of the Company's common stock, due to a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Bonus Share reserve shall be appropriately adjusted to reflect such action. If any such adjustment results in a fractional share, the fraction shall be disregarded.

(b) Adjustments to Reserve. Upon the allocation of shares hereunder, the reserve will be reduced by the number of shares so allocated and, upon the failure to make the required payment on the issuance of any Bonus Shares pursuant to Section 6(a) or upon the repurchase thereof pursuant to Section 7(d)(i) or (ii), Section 8 or Section 10 hereof, the reserve shall be increased by such number of shares, and such Bonus Shares may again be the subject of allocations hereunder.

(c) Distributions of Bonus Shares. Distributions of Bonus Shares, as the Board shall in its sole discretion determine, may be made from authorized but unissued shares or from treasury shares. All authorized and unissued shares issued, as Bonus Shares in accordance with the Plan shall be fully paid and non-assessable shares and free from preemptive rights.

4. Eligibility and Making of Allocations

(a) Eligible Employees. Any salaried executive employee of the Company or any Subsidiary (including officers and directors) shall be eligible to receive an allocation of Bonus Shares pursuant to the Plan.

(b) Selection by the Board. From the employees eligible to receive allocations pursuant to the Plan, the Board may from time to time select those employees to whom it recommends that it make allocations. Such recommendations shall include a recommendation as to the number of Bonus Shares that should be allocated to each such individual. In selecting those employees whom it wishes to recommend for allocations and in determining the number of Bonus Shares it wishes to recommend, the Board shall consider the position and responsibilities of the eligible employees, the value of their services to the Company and its Subsidiaries and such other factors as the Board deems pertinent.


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(c)  Participation in Other Stock Option Plans. A person who has received options to purchase stock under any stock option plan of the Company or a Subsidiary may exercise the same in accordance with their terms, and will not by reason thereof be ineligible to receive Bonus Shares under this Plan.

(d) Limit on Number of Allocable Shares. The total number of Bonus Shares, which may be allocated pursuant to this Plan, will not exceed the amount available therefore in the Bonus Share reserve.

5. Form of Allocations

(a) Number Specified. Each allocation shall specify the number of Bonus Shares subject thereto, subject to the provisions of
     Section 4.

(b) Notice. When an allocation is made, the Board shall advise the Recipient and the Company thereof by delivery of written notice in the form of Exhibit A hereto annexed.

6. Payment Required of Recipients

(a) Acceptance of Allocation. Within 30 days from the date of allocation, the Recipient shall, if he desires to accept the allocation, pay to the Company an amount equal to the fair market value of the Bonus Shares so allocated, in cash, by certified or bank cashier's check, or by money order at the office of its Treasurer. In the event such employee is presently unable to pay such amount to the Company, employee shall issue a note in favor of the Company in the form as indicated in the attached Exhibit C.

(b) Investment Purpose. The Company may require that, in acquiring any Bonus Shares, the Recipient agree with, and represent to, the Company that the Recipient is acquiring such Bonus Shares for the purpose of investment and with no present intent to transfer (except as described in Section 7. (a) below), sell, or otherwise dispose of such shares for a period of one year from the date of acquiring such shares, in compliance with applicable securities laws.

(c) Written Agreement/Date of Issuance. Concurrently with making payment, or the issuance of a note in favor of the Company, of the fair market value of Bonus Shares pursuant to Section 6(a) the Recipient shall deliver to the Company, in duplicate, an agreement in writing, signed by the Recipient, in form and substance as set forth in Exhibit B, below, and the Company will promptly acknowledge its receipt thereof. The date of such delivery and receipt shall be deemed the "Date of Issuance," as that phrase is used in this Plan, of the Bonus Shares to which the shares relate. The failure to make such payment and delivery within 30 days from the date of allocation shall terminate the allocation of such shares to the Recipient.


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7.   Restrictions

(a) Transfer/Issuance. Bonus Shares after the making of the payment or issuance of the note and representations, etc., required by Section 6, will be promptly issued or transferred and a certificate or certificates for such shares shall be issued in the Recipient's name, or names designated as beneficiaries of the Recipient, if such shares are gifted to named beneficiaries. . The Recipient or named beneficiary shall thereupon be a shareholder of all the shares represented by the certificate or certificates. As such, the Recipient or named beneficiary will have all the rights of a shareholder with respect to such shares, including the right to vote them and to receive all dividends and other distributions (subject to Section 7(b)) paid with respect to them, provided, however, that the shares shall be subject to the restrictions in Section 7(d). Stock certificates representing Bonus Shares will be imprinted with a legend stating that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with this Plan's terms, and each transfer agent for the Common Stock shall be instructed to like effect in respect of such shares.

(b) Stock Splits, Dividends, etc. If, due to a stock split, stock dividend, combination of shares, or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient, as the owner of Bonus Shares subject to restrictions hereunder, shall be entitled to new, additional, or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new, additional, or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, also shall be imprinted with a legend as provided in Section 7(a) and deposited by the Recipient under the above-mentioned deposit agreement. When the event(s) described in the preceding sentence occur, all Plan provisions relating to restrictions and lapse of restrictions will apply to such new, additional, or different shares or securities to the extent applicable to the shares with respect to which they were distributed, provided, however, that if the Recipient shall receive rights, warrants or fractional interests in respect of any of such Bonus Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by the Recipient free and clear of the restrictions hereafter set forth.

(c) Restricted Period. The term "Restricted Period" with respect to restricted Bonus Shares (after which restrictions shall lapse) means a period starting on the Date of Issuance of such shares to the Recipient and ending on such date not less than one (1) years after the Date of Issuance, as the Board may establish at the time of allocation of shares hereunder.


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(d)  Restrictions on Bonus Shares. The restrictions to which restricted Bonus Shares shall be subject are:

     (i) During the Restricted Period applicable to such shares and except as otherwise specifically provided in the Plan, none of such shares shall be sold, exchanged, transferred, or otherwise disposed of unless they first, by written notice, have been offered to the Company for repurchase for the same amount as was paid therefore under Section 6, with appropriate adjustment for any change in the Bonus Shares of the nature described in Section 7(b) the Company shall not within 30 days following such offer have so repurchased the shares and made payment in full therefore. Unless such repurchase is otherwise prohibited by the laws of the State of Nevada currently in effect at the time of an offer of Bonus Shares to the Company for repurchase pursuant to the terms of this Plan, the Company shall repurchase said shares and make payment in full therefore within thirty (30) days following such offer.

     (ii) If a Recipient's employment is terminated by the Board of Directors for any reason other than the Recipient's death or disability, at any time before the Restricted Period ends, the Company shall so notify the Recipient. Such termination shall be deemed an offer to the Company as described in Section 7(d)(i) as to all such shares issued to such Recipient, if such termination occurs within one year from the Date of
               Issuance:

(e) Lapse of Restricted Period. The restriction set forth in Section 7(d) hereof, with respect to the Bonus Shares to which such Restricted Period was applicable, will lapse:

     (i) as to such shares in accordance with the time(s) and number(s) of shares as to which the Restricted Period expires, as described in Section 7(d)(ii), or

     (ii) as to any shares which the Company will fail to purchase when they are offered to the Company, as described in Section 7(d)(i), upon the Company's failure to so repurchase.

(f) Transfers Upon Death of Recipient. Nothing in this Plan will preclude the transfer of restricted Bonus Shares, on the Recipient's death, to the Recipient's legal representatives or estate, nor preclude such representatives from transferring any of such shares to the person(s) entitled thereto by will or the laws of descent and distribution, provided, however, that any shares so transferred as to which such restrictions have not lapsed will remain subject to all restrictions and obligations imposed on them by this Plan.

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(g)  Delivery of Written Notice. All notices in writing required pursuant to this Section 7 will be sufficient only if actually delivered or if sent via registered or certified mail, postage prepaid, to the Company, attention Treasurer, and/or escrow agent at its principal office within the City of Woodland Hills, California, and will be conclusively deemed given on the date of delivery, if delivered or on the first business day following the date of such mailing, if mailed.

8. Finality of Determination.

The Board will administer this Plan and construe its provisions. Any determination by the Board (except insofar as it will make recommendations only) in carrying out, administering, or construing this Plan will be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

9. Limitations

(a) Rights of Recipients. Recipients of allocations will have no rights in respect thereof other than those set forth in the Plan. Except as provided in Sections 6(b) or 7(f), such rights may not be assigned or transferred except by will or by the laws of descent and distribution. If any attempt is made to sell, exchange, transfer, pledge, hypothecate, or otherwise dispose of any Bonus Shares held by the Recipient under restrictions which have not yet lapsed, the shares that are the subject of such attempted disposition will be deemed offered to the Company for repurchase, and the Company will repurchase them, as described in Section 7(d)(i). Before issuance of Bonus Shares, no such shares will be earmarked for the Recipients' accounts nor will such Recipients have any rights as stockholders with respect to such shares.

(b) No Right to Continued Employment. Neither the Company's action in establishing the Plan, nor any action taken by it or by the Board or under the Plan, nor any provision of the Plan, will be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

(c) Limitation on Actions. Every right of action by or on behalf of the Company or by any shareholder against any past, present, or future member of the Board, or any officer or employee of the Company arising out of or in connection with this Plan shall, regardless of the place where the action may be brought and regardless of the place of residence of any such director, officer or employee, cease and be barred by the expiration of three years from the later of:

     (i) The date of the act or omission in respect of which such right of action arises or



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     (ii)      The first date upon which there has been made generally
               available to shareholders an annual report of the Company and a proxy statement for the annual meeting of shareholders following the issuance of such annual report, which annual report and proxy statement alone or together set forth, for the related period, the amount of the allocations.

In addition, any and all right of action by any employee (past, present or future) against the Company or any member of the Board arising out of or in connection with this Plan will, regardless of the place where action may be brought and regardless of the place of residence of any Board member, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

10. Amendment, Suspension or Termination of Plan

The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment will not affect adversely rights or obligations with respect to allocations previously made; and provided further, that no modification of the Plan by the Board without approval of the stockholders will (i) increase the maximum number of Bonus Shares reserved pursuant to Section 3; (ii) change the provisions of Section 4 with respect to the total number of Bonus Shares that may be allocated under the Plan; or (iii) render any member of the Board eligible to receive an allocation at any time while he is serving on the Board.

11. Governing Law.

The laws of the State of Nevada will govern the Plan.

12. Expenses of Administration.

All costs and expenses incurred in the operation and administration of this Plan will be borne by the Company.

13. Registration of Bonus Shares.

(a) Registration Requirement. If the Company determines at any time to register any of its securities under the Securities Act of 1933 (or similar statute then in effect) the Company, at its expense, will include among the securities which it then registers all Bonus Shares or other stock or securities issued in respect thereof, in exchange therefore, or in replacement thereof as to which the Restricted Period has expired. The requirement of the preceding sentence, however, will not apply to the extent that any Recipient at that time has no present intent to sell or distribute the relevant shares. Also, in the case of stock or securities not of the Company, the Company's obligation under this Section 13 will be limited to using its best efforts to effect such registration.


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(b)  Written Notification. As to each registration pursuant to this Section 13, the Company will keep the Recipients advised in writing as to the initiation of proceedings for such registration and as to the completion thereof, and at its expense will keep such registration effective for a period of nine months, or until all sales and distributions contemplated in connection therewith are completed, whichever period is shorter. Each Recipient will at his own expense furnish to the Company such information regarding the Recipient and the Recipient's ownership of Bonus Shares (or other stock or securities) as the Company may reasonably request in writing in connection with any such registration.

(c) Prospectus; Indemnification. The Company, at its expense, will furnish to each Recipient such number of prospectuses incident to any such registration as such Recipient from time to time reasonably may request. In addition, the Company will indemnify each such Recipient against all claims, losses, damages, and liabilities caused by any untrue statement of a material fact contained in such prospectus (or in any related registration statement) or by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such Recipient expressly for use therein. Further, as a condition precedent to the obligations of the Company pursuant to this
     Section 13, each Recipient will agree in writing to indemnify the Company against all claims, losses, damages and liabilities caused by an untrue statement or omission based upon information furnished to the Company by such Recipient expressly for use therein.


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                EXHIBIT "A" -- ADVANCED BIOTHERAPY CONCEPTS, INC.
                                STOCK BONUS PLAN

    To:    __________________, Recipient,  __________________,
Advanced Biotherapy Concepts, Inc.

This is to advise you that the Advanced Biotherapy Concepts, Inc.'s Board of Directors has on the date of this notice, January 11, 2000, allocated to the Recipient above named a total of ________________ Bonus Shares under and pursuant to the Stock Bonus Plan.

For these shares to be issued, the Recipient must make payment of $0.05 per share (fair market values as of January 11, 2000), or provide a note in favor of the Company for the same amount, and deliver to the President of the Company an agreement in duplicate, in the form as Exhibit B hereto, within 30 days from the date of this notice.


                              -------------------------------
                              For the Board

  Date:
       -----------------------







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                EXHIBIT "B" -- ADVANCED BIOTHERAPY CONCEPTS, INC.
                                STOCK BONUS PLAN

To: President, Advanced Biotherapy Concepts, Inc.

Enclosed is a note in favor of the Company in the amount of ____________, being equal to the fair market value of $0.05 per share Bonus Shares allocated to and purchased by me pursuant to the Company's Non-Qualified Stock Bonus Plan. I represent and agree that I am acquiring these Bonus Shares for investment and that I have no present intention to transfer, sell or otherwise dispose of such shares, except as permitted pursuant to the Plan and in compliance with applicable securities laws. I agree further that I am acquiring these shares in accordance with, and subject to, the terms, provisions and conditions of said Plan, to all of which I hereby expressly assent. These agreements will bind and inure to the benefit of my heirs, legal representatives, successors and assigns.

My address of record is: _______________________________________

My Social Security Number is:  _________________________________

Receipt of the above, together with the payment referred to, is hereby acknowledged.

Advanced Biotherapy Concepts, Inc.


By:_______________________________

Date: January 11, 2000







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                         EXHIBIT "C" -- PROMISSORY NOTE

$_____________      Woodland Hills, California    January 11, 2000


    FOR VALUE RECEIVED, the undersigned ("Maker") hereby promises to pay to Advanced Biotherapy Concepts, Inc. ("Holder"), or order, where designated by the Holder, the principal sum of ____________________ Dollars ($_________), to be paid by Maker to Holder concurrently herewith, together with interest at the rate of 6.5% per annum from the date hereof on the unpaid principal balance. Principal and interest shall be payable in lawful money of the United States.

    The outstanding principal balance together with accrued and unpaid interest shall be due and payable on December 31, 2002, unless otherwise extended at the option of Holder. This Note may be prepaid, in whole or in part, at any time, and from time to time, without premium or penalty. Any payment received on this Note shall be applied first to all accrued and unpaid interest and then to the outstanding principal balance.

    No waiver by Holder of any payment or other right under this Note shall operate as a waiver of any other payment or right, and no waiver shall be valid unless and until in writing and signed by Holder.

    This Note may not be modified or terminated orally but only by agreement or discharge in writing and signed by the Holder and Maker of this Note. The Holder of this Note shall not have the right to sell, assign or otherwise transfer this Note. This Note shall inure to the benefit of the parties and their respective successors, heirs and legal representatives.

    This Note is being delivered and is intended to be performed in Woodland Hills, California and shall be construed and enforced in accordance with and governed by the internal laws of the State of California without resort to California's conflict of laws provisions.

    The Holder hereby acknowledges and agrees that Rutter, Hobbs & Davidoff, Incorporated has represented only Advanced Biotherapy Concepts, Inc., in connection with this Note and the matters contemplated hereby, and the Holder has been advised to consult with his own independent attorneys and accountants, and has had an opportunity to seek independent counsel.

    IN WITNESS WHEREOF, the Maker has executed this Note as of the date and at the place first written above.

                                     MAKER:

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